UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2017

TAITRON COMPONENTS INCORPORATED
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-25844 (Commission File Number)	95-4249240 (IRS Employer Identification No.)

28040 WEST HARRISON PARKWAY, VALENCIA, CALIFORNIA  91355
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (661) 257-6060

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On December 20, 2017, Taitron Components Incorporated (the “Company”) engaged Haskell & White LLP (“H&W”) as its independent registered public accounting firm and dismissed Anton & Chia, LLP (“A&C”) from that role.  The change in accountants was approved by the Company’s Audit Committee.

The audit report of A&C on the Company’s financial statements for the fiscal years ended December 31, 2016 and 2015 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2016 and 2015 and for the subsequent interim period through December 20, 2017, the Company had no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with A&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of A&C, would have caused it to make reference in connection with its opinion to the subject matter of the disagreements.

During the Company’s two most recent fiscal years ended December 31, 2016 and 2015, and for the subsequent interim period through December 20, 2017, there was no “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, we furnished A&C with a copy of this Form 8-K on December 20, 2017, providing A&C with the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K as the same pertains to A&C and, if not, stating the respect in which it does not agree. A copy of A&C’s response is filed as Exhibit 16.1 to this Report.

(b) On December 20, 2017, the Company engaged H&W as the Company’s new independent registered public accounting firm effective immediately.  The retention of H&W was approved by the Audit Committee.  During the Company’s two most recent fiscal years ended December 31, 2016 and 2015 and for the subsequent interim period through December 20, 2017, neither the Company, nor anyone on behalf of the Company consulted with H&W regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibit
16.1  -  Letter from Anton & Chia, LLP to the SEC, dated December 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TAITRON COMPONENTS INCORPORATED

Dated:  December 27, 2017                                                                                  By:    /s/ David Vanderhorst
David Vanderhorst
Chief Financial Officer